UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
 (Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 23, 2009
(Date of earliest event reported)

U.S. Precious Metals, Inc.
(Exact name of registrant as specified in the charter)

Delaware	000-50703	14-1839426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

171 Walnut Crest Run
Sanford, Florida 32771
(Address of Principal Executive Offices)

(407) 566-9310
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-22(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c)

Explanatory Note

U.S. Precious Metals, Inc. (the “Company”) is filing this Amendment No. 1 (the “Amendment”) to our current report on Form 8-K as filed on February 27, 2009 (the “Original Report”) to amend and restate Item 4.01. Changes in Registrant’s Certifying Accountant. This Amendment is being filed in response to a comment letter, dated March 3, 2009 from the Securities and Exchange Commission (“SEC”).

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01.   Changes in Registrant’s Certifying Accountant.

On February 23, 2009, the Company dismissed Robert G. Jeffrey, CPA (“Robert Jeffrey”) as the Company’s independent certified public accounting firm. This decision to change accountants was recommended and approved by the Board of Directors of the Company on February 19, 2009 in connection with its decision to engage a larger accounting firm.

Our consolidated financial statements for the years ended May 31, 2008 and 2007 were audited by Robert Jeffrey. Robert Jeffrey’s reports on our financial statements for the two most recent fiscal years did not contain an adverse opinion, a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that, with respect to the Company’s financial statements for the fiscal quarter ended August 31, 2008, substantial doubt was raised as to the Company’s ability to continue as a going concern.

During the years ended May 31, 2008 and 2007 and through February 23, 2009, there were no disagreements with Robert Jeffrey on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Robert Jeffrey, would have caused Robert Jeffrey to make reference to the subject matter of the disagreement(s) in connection with its report.

The Company has provided Robert Jeffrey with a copy of the Original Report as well as this Amendment prior to its filing with the SEC and requested Robert Jeffrey to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made above. A copy of such letter, dated March 9, 2009, is filed as Exhibit 16.1 to this Amendment.

Concurrent with this action, our Board of Directors appointed MHM Mahoney Cohen CPAs (The New York Practice of Mayer Hoffman McCann P.C.) (“MHM”) as our new independent certified accounting firm. MHM is located at 1065 Avenue of the Americas, New York, New York 10018.

During the two most recent fiscal years and through February 23, 2009, neither the Company nor anyone on the Company’s behalf consulted with MHM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or reportable event.

Section 9 – Financial Statements and Exhibits.

Item 9.01.   Financial Statements and Exhibits.

Item 9.01.

(d) Exhibits

Exhibit Number	Description

16.1	Letter dated March 9, 2009 from Robert Jeffrey, to the Securities Exchange Commission.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Precious Metals, Inc.

By:	/s/ M. Jack Kugler

Name: M. Jack Kugler
Title: Chief Executive Officer
Date: March 10, 2009

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter dated March 9, 2009 from Robert Jeffrey, to the Securities Exchange Commission.